UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):            March 18, 2004

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24261	68-0140361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Koch Road, Suite J, Corte Madera, California		94925
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 924-1005

Item 5.  Other Events and Regulation FD Disclosure.

On March 18, 2004, we issued a press release announcing our financial results for the fourth quarter and year ended January 31, 2004.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit No.	Description

99.1	Press release, issued March 18, 2004, regarding financial results of the registrant for the fourth quarter and year ended January 31, 2004.

Item 12. Results of Operations and Financial Condition.

On March 18, 2004, we issued a press release announcing our financial results for the fourth quarter and year ended January 31, 2004.  The full text of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Dated: March 18, 2004	By:	/s/ Patricia McKay
Patricia McKay,
Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press release, issued March 18, 2004, regarding financial results of the registrant for the fourth quarter and year ended January 31, 2004.